UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 1, 2022
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 ELEVATE CREDIT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37680	46-4714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4150 International Plaza, Suite 300
Fort Worth, Texas 76109
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code (817) 928-1500
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.0004 par value	ELVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On December 20, 2022, Elastic SPV, Ltd., EF SPV, Ltd., and EC SPV, Ltd. individually and collectively, entered into the Second Amendment to the Second-Lien Financing Agreement and Consent (the "Amendment") with Park Cities Asset Management, LLC to increase the maximum commitment amount to $30.0 million from $20.0 million. All material terms and maturity date remain unchanged under the Amendment.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to the Company's annual report on Form 10-K for the period ended December 31, 2022.

Item 2.03	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2022, Sarah Cutrona, Chief Counsel of Elevate Credit, Inc. (the "Company"), announced her retirement. Ms. Cutrona will remain and be compensated as a legal advisor and consultant to the Company. Her cash compensation will be commensurate with her existing salary and she will continue to vest in her outstanding equity awards during the term of her services. As part of an established succession plan, Kate Vanderkolk will assume the Chief Counsel duties effective January 1, 2023. Ms. Vanderkolk currently serves as General Counsel and Chief Risk Officer of the Company.
The Company commends Ms. Cutrona's service dating back to the predecessor more than 16 years. "Sarah has contributed as much as anyone to Elevate and her impact on non-prime Americans will continue far into the future. I personally would like to thank Sarah for her friendship and mentorship. We all wish her a very happy retirement," said President and CEO, Jason Harvison.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elevate Credit, Inc.
Date:	December 21, 2022	By:	/s/ Steven A. Trussell
Steven A. Trussell
Chief Financial Officer